UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2015

MOJO ORGANICS, INC.

(Exact name of registrant as specified in its charter)

 (Former Name of Registrant)

Delaware	000-55269	26-0884348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hudson Street, 21st Floor

Jersey City, New Jersey  07302

(Address of principal executive offices) (zip code)

(201) 633-6519

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On June 15, 2015, MOJO Organics, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the "Simpson Agreement") with the CEO pursuant to which the CEO will continue to act as the Company's CEO and Chairman of the Board for a term of five years as extended in consideration of, among other items shares of Common Stock (the “Simpson Shares”) of the Company to be issued to the CEO upon the Company generating revenue of $3,000,000 during any twelve month period during the term. In addition, on June 15, 2015, the Company entered into an Amended and Restated Employment Agreement (the "Spinner Agreement") with Peter Spinner pursuant to which Mr. Spinner will continue to act as the Company's COO for a term of five years as extended in consideration of, among other items, shares of Common Stock (the “Spinner Shares”) of the Company to be issued to the COO upon the Company generating revenue of $3,000,000 during any twelve month period during the term. On December 15, 2015, the Company and Mr. Simpson entered into an amendment to the Simpson Agreement increasing the number of Simpson Shares by 337,500 and the Company and Mr. Spinner entered into an amendment to the Spinner Agreement increasing the number of Spinner Shares by 345,000.

The above securities will be issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. Seet is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1	Letter Agrement by and between MOJO Organics, Inc. and Glenn Simpson dated December 15, 2015
10.2	Letter Agreement by and between MOJO Organics, Inc. and Peter Spinner dated December 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOJO ORGANICS, INC.

Date: December 15, 2015	By:	/s/ Glenn Simpson
Glenn Simpson
Chief Executive Officer